UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

 February 1, 2019

WEEDCLUB, INC.

(Exact name of registrant as specified in its charter)

                           Nevada

000-53084

           87-0639379

(State or other jurisdiction

 (Commission

  (IRS Employer

      of incorporation)

   File Number)

Identification No.)

1355 Market Street, Suite 488, San Francisco, CA 94103

 (Address of principal executive offices)

Registrant's telephone number, including area code: (888) 420-6856

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

FORM 8-K/A

When used in this Current Report on Form 8-K, the terms “Company”, “WeedClub,” “Westgate,” “we,” “us,” “our” and similar terminology, reference WeedClub, Inc. Our corporate name was changed on December 14, 2018, to WeedClub, Inc. and any reference to “WeedClub” will also be to our former name, Westgate Acquisitions Corporation.

Section 1 – Registrant’s Business Operations

Item  1.01   Entry into a Material Definitive Agreement.

See Item 2.01 below.

Section 2 – Financial Information

Item  2.01   Completion of Acquisition or Disposition of Assets.

On December 12, 2018, Westgate Acquisitions Corporation, now known as WeedClub, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Westgate Merger, Inc., a newly formed Utah corporation 100% owned by the Company (“Westgate Merger”), and Farmhouse, Inc., a Washington corporation (“Farmhouse”). Upon completion of appropriate due diligence and satisfaction of closing provisions of the Merger Agreement, on February 1, 2019 Westgate Merger merged with and into Farmhouse, with Farmhouse being the surviving corporate entity.

In anticipation of the merger transaction, on October 31, 2018, our board of directors unanimously approved a proposal to effect a reverse stock split of the Company’s issued and outstanding common stock on a one share for two and one-half shares (1:2.5) basis. Our Board of Directors also approved by unanimous written consent, amendments to our Articles of Incorporation to (i) change our corporate name to WeedClub, Inc., and (ii) increase our authorized capitalization to 200,000,000 shares of Common Stock.

Also on  October 31, 2018, stockholders who beneficially held in the aggregate 6,890,190 shares of common stock, or approximately 79.3% of the voting power of our then outstanding voting securities, executed and delivered to the board of directors written consent approving the reverse split and two amendments to the Articles of Incorporation. The effective date of the reverse stock split and amendments to change authorized capitalization and name to WeedClub, Inc., was December 14, 2018 with the filing of the Certificate of Amendment with the State of Nevada. Because the actions were approved by the written consent of stockholders holding the majority of our outstanding voting securities, no proxies were solicited.

As per the terms of the Merger Agreement, at the closing all of the issued and outstanding shares of Farmhouse Common Stock were exchanged for shares of the Company’s authorized, but previously unissued Common Stock, on a one share for one share basis.  At the closing, there were 11,172,019 of Farmhouse Common Stock issued and outstanding, which were exchanged for a like number of WeedClub (post-split) Common Stock.

Also, at the closing of the Merger Agreement, Farmhouse had outstanding certain convertible instruments that would have been convertible into Farmhouse Common Stock. By amendment to these convertible instruments, holders thereof were given the right to subsequently convert their holdings into WeedClub Common Stock. Accordingly, the holders have the option to convert their Farmhouse convertible instruments into an aggregate of up to 54,680 shares of WeedClub common stock, for a period through March 31, 2019.

Our Company’s President at the time of executing the Merger Agreement oversaw the due diligence review and consulted with outside advisors in connection with the acquisition of Farmhouse by triangular merger. The Company researched information, financial statements and other pertinent documents related to Farmhouse prior to the closing of the Merger Agreement.  Following review of all available information, we determined that the acquisition of Farmhouse by triangular merger presents a unique opportunity for the Company.  We also believe that the acquisition was accomplished for a fair, negotiated consideration and the acquisition is in the best interest of our stockholders.

We intend to request a market maker to apply to have our common stock quoted on the Over-The-Counter Bulletin Board (“OTCQB”) maintained by the Financial Industry Regulatory Authority (“FINRA”), or other trading market. There can be no assurance that the market maker will be successful in such application, or that our shares will qualify for trading on the OTCQB or any other trading medium.

On January 24, 2019, our Board of Directors appointed Evan Horowitz, Michael Landau and Brian Holmes as new directors, and G. Reed Petersen, our incumbent director, President, CEO and Secretary, tendered his resignation.

BUSINESS OF WEEDCLUB, INC.

Company Background

We were incorporated in the State of Nevada as Westgate Acquisitions Corporation on September 8, 1999. Initially, we were engaged in investigating prospective business opportunities with the intent to acquire or merge with one or more businesses. Management had broad discretion in its search for and negotiations with any potential business or business opportunity.  In July 2012, we initiated negotiations to acquire certain mining and/or mineral claims and/or leases located in New Mexico Principal Meridian, Soccoro County, New Mexico. We completed the acquisition on December 12, 2013.

According to SEC Industry Guide No. 7, we were classified as an exploration stage mining company, which is defined as a company engaged in the search for mineral deposits or reserves of precious and base metal targets, which are not in either the development or production stage. We did not have known mineral reserves and our proposed preliminary studies of the properties was exploratory in nature.

We engaged in the mineral exploration business in the process of developing an exploration program to search for possible deposits of rare earth elements on our mineral claims and/or leases. We engaged Territory Exploration, Sand Point, Idaho, to conduct preliminary studies and exploration activities for rare earths, gold, silver and other minerals in various phases. However, our ability to complete a successful exploration program was dependent on our ability to raise significant capital to conduct operations. Management’s goal was to raise adequate funding to implement and complete a comprehensive exploration program in order to determine whether a commercially viable mineral deposit exists on the properties. However, we were unsuccessful in raising sufficient funds to attain our goals and, in 2018, we began to explore possible alternative business ventures.

On August 6, 2018, there was a change in control of the Company, whereby four controlling stockholders sold (i) an aggregate of 5,484,000 shares of the Company’s common stock, representing approximately 91.4% of the Company’s then outstanding shares; and (ii) a certain outstanding Company issued Promissory Note and accrued interest in the sum of $266,681, for the aggregate cash purchase price of $115,000.00 paid to the sellers. The buyers were G. Reed Petersen and Jeff Holmes. Contemporaneous with the transaction, the current Board of Directors resigned and Mr. Petersen became the new director, President, CEO and Secretary.

On December 12, 2018, we completed discussions with Farmhouse, Inc., a Washington corporation, and executed a triangular merger, whereby the Company acquired Farmhouse as a wholly owned subsidiary. The merger closed on February 1, 2019 and we became engaged in the business of a platform provider to the regulated cannabis industry. We intend to divest our mineral properties.

Our new principal executive offices are located at 1355 Market Street, Suite 488, San Francisco, California 94103, and our telephone number is (888) 420-6856.

Current Business

WeedClub, Inc. will primarily operate its business through its newly acquired subsidiary, Farmhouse, Inc. that was created in January 2014.  Based on their twenty-year experience in technology businesses, Evan Horowitz and Michael Landau founded Farmhouse to develop innovative networking solutions to streamline the connections between members and stakeholders within the newly emerging legal cannabis community.  Farmhouse creates tools and resources to serve this industry, along with hosting in-person and virtual live events.

As additional states and countries legalize medical and/or recreational cannabis use, these markets develop regulations and the commercial industry becomes more established.  The founders of Farmhouse seek to apply their technical knowledge and experience to introduce products for this emerging industry. The Cannabis industry continues to encounter a lack of acceptance from many traditional mainstream service providers of commonly used business tools. Management believes the ongoing mainstream business stigma that plagues the cannabis industry, resulting in lower availability of quality services, also creates ample opportunity to prosper as we fill the gap with vetted professional connections worldwide. By employing state of the art technologies to (i) assist with social connections on the WeedClub Platform, and (ii) geo-fencing to prevent interstate commerce from happening, the WeedClub Platform fosters safe growth for its Members.

Products

Farmhouse products serve a wide range of areas within the professional cannabis and hemp industries, such as licensed growers, dispensers, laboratories, distributors, investors, accountants, lawyers, consultants and others. Product development and introduction focuses on states and countries where cannabis is permitted under a developing regulatory market. Future product and live event expansion will target matching key markets, wherein technology can be used to assist industry stakeholders. Farmhouse believes that the movement toward Federal legalization of cannabis will continue.

The WeedClub® Platform

Farmhouse has developed “The WeedClub Platform,” a platform provider to the regulated cannabis industry. Its core product is the WeedClub® social network platform, which allows its members to digitally network with actual vetted cannabis industry stakeholders. The platform offers innovative security enabling safe and private communication and discovery for cannabis professionals seeking to expand their businesses. WeedClub® is intended to be a professional network for the Cannabis Industry. Additionally, WeedClub® vets its members to ensure their businesses are state compliant and have clean backgrounds which helps facilitate a sense of community and trust amongst its members.

We plan to market initial product concept of WeedClub® as the vetted, trusted online professional network and discovery engine for the legal cannabis and hemp industries.  Within The WeedClub Platform, members utilize an increasing set of technology-based tools for discovering professional connections and information. Also, live events bring the digital experience into the physical world for face-to-face networking events, focused on relevant and timely industry topics.

We also plan to develop and launch a series of additional value-added portals for each core service area, which include: Distribution, Recruiting, Investment and Compliance. We believe WeedClub will improve connectivity between enterprise cannabis professionals by adding more conventional social networking software and systems. WeedClub intends to offer its members group opportunities, wherein needs are met while advertising and consulting revenues are generated via the curated opportunities.

WeedClub.com

WeedClub.com is a professional network and platform designed specifically for the cannabis industry.  An early version of WeedClub was introduced to the market in August 2014.  The WeedClub Platform is open to all cannabis professionals and businesses for connection discovery. Certain areas of The WeedClub Platform require additional vetting to ensure qualifications of those using focused private or semi-private groups. WeedClub includes an internal control mechanism designed to comply with the regulatory requirements applicable to individual retail outlets and customers based on licensing information and stakeholders’ locations.

For growth stage companies and professionals looking to enter the cannabis industry, WeedClub offers the ability to gain new professional connections and visibility without sacrificing trust, safety and compliance concerns that are inherent to servicing an industry that did not exist legally until recently.

WeedClub Select™

“WeedClub Select,” is a way to filter segments of the diverse cannabis industry into focus groups. The intent of focus groups is to solve key challenges that rely on the vetting participants to create groups that are away from public view. To ensure compliance, we require participants in certain groups to prove their licenses and other security authentications.  We believe WeedClub and WeedClub Select will create innovative and exclusive marketing and advertising opportunities for Members and the Company on top of their core functionality.

We anticipate introducing WeedClub Select on a limited test basis during the third quarter of 2019. WeedClub Select will be a series of multiple private or semi-private portals that solve recurring business problems. We believe our technology will assist in enabling stakeholders to move on to the next phase of their businesses’ growth. Currently in development are portals that enable vetted help for solving: Distribution, Financial, Recruiting, and Compliance needs.

WeedClub Select is being designed to facilitate the interconnection of a broad range of features cannabis professionals seek.  The system’s proprietary logic and vetting only allows stakeholders access to, and ability to view certain information based on the type of license they hold and regulatory requirements of the jurisdictions in which they reside. WeedClub Select is expected to be helpful to anyone buying, selling, trading, hiring, financing, and managing compliance in the legal cannabis and hemp industries.

We plan to develop and launch a series of additional value-added portals for each of core service area, which include: Distribution, Recruiting, Investment and Compliance. We believe WeedClub will improve connectivity between enterprise cannabis professionals by adding more conventional social networking software and systems. We also intend to offer members group opportunities, wherein needs are met while advertising and consulting revenues are generated via the curated opportunities.

Marketing

Farmhouse intends to implement marketing programs typical for end-user technology consumers, such as print media, social networking, search-engine optimization, as well as direct sales calls to specific clients and channel marketing within its existing network.  All Farmhouse products will be marketed to the extent such marketing activities are permitted by applicable law.

For WeedClub, the primary marketing program will consist of media, networking, live events, partnerships, word-of-mouth/referrals, search-engine optimization, and direct sales calls to existing Members.  WeedClub will add mainstream-like functionality to its platform in order to enable more CRM-like functionality and usefulness for Members.

For WeedClub Select, the primary marketing program will consist of print media advertising, networking, video productions, and direct sales calls to regulated producers and sellers of various products.  Further, WeedClub Select will market and solicit business partnerships and advertiser relationships that pair well with the unique niche portals to be released.

Competition

The current market for cannabis-related networking has been focused on a few industry trade shows and where there is a lack of a central hub for professional networking.  The Company believes the competition is currently specific to large pre-existing mainstream social platforms wherein a large pool of unvetted participants currently exist. Further, the Company believes new technology companies products will be introduced as more entrepreneurs implement startup businesses focused on cannabis. We have many competitors with comparable technology and capabilities that compete for the same group of customers. There are several networking websites, live events, and mobile applications in the cannabis market that are being adopted by cannabis industry participants. There are low, if any barriers to entry, so competition within the industry will likely increase. We believes that the quality of our collective membership base to produce connections, new business, and help for members and stakeholders in our network will make us competitive.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements or Labor Contracts, including Duration

We protect some of our technology as trade secrets and, where appropriate, we use trademarks or register trademarks in connection with products and our core name.  We do not have any patents.  We have a registered trademark covering our name “WeedClub” and 3 other registered marks:

Friends in High Places

Research and Development

We have not incurred any research and development costs during the last two fiscal years. As our business develops and we expand into new markets, we may begin to incur research and development costs.

Employees

We presently have two full-time employees. As our business grows and we have sufficient funds, we anticipate adding employees on an as-needed basis.

Employee Stock Plan

We have not adopted any kind of stock or stock option plan for employees at this time.

Facilities

We currently maintain our corporate offices at 1355 Market Street, Suite 488, San Francisco, CA 94103.  The space is located in the Runway Incubator. Our lease is month-to-month and is currently $700 per month. Management believes our current location will serve current and future expansion plans through its term.

Legal Proceedings

Other than listed below, there are no material pending legal proceedings to which the Company or any subsidiary is a party, or to which any property is subject and, to the best of our knowledge, no such action against us is contemplated or threatened.

Farmhouse DTLA is a wholly owned subsidiary of Farmhouse, Inc., a Washington corporation registered to do business in California as Farmhouse Club Services, Inc., with its principal place of business in San Francisco, California.  Absolute Herbal Pain Solutions, is a medical marijuana growing and retail company based in Los Angeles.  AHPS has two components: (1) a growing operation where all marijuana and derived products are grown, and (2) a retail dispensary where all marijuana products are sold to patients. In July of 2017, DTLA and AHPS reached an arrangement, memorialized in writing as the Strategic Consulting Agreement (the “Agreement”).  The Agreement provided for Farmhouse to invest substantial sums of money into AHPS and also to provide management services for AHPS going forward. In exchange, AHPS agreed to provide Farmhouse with a 49% equity stake in the company.

The Strategic Consulting Agreement was intended to only be a stopgap until a formal more comprehensive agreement could be created.   However, subsequent to Farmhouse providing substantial monies and management resources to AHPS, the corporate head of AHPS, began to seek and create conflicts with the professional management team brought in to handle the company’s day-to-day operations.  In late October of 2017, AHPS physically prohibited Farmhouse and its agents from accessing AHPS facilities.  On October 25, 2017, Farmhouse commenced litigation in Los Angeles Superior Court (Case #BC681251).  Subsequent to Farmhouse filing the lawsuit, AHPS sent a letter to Farmhouse purporting to unilaterally “cancel” the Agreement.  The Company is seeking to vigorously enforce its rights under the contract as well as seek damages related to additional claims.  On March 27, 2018 a motion to compel arbitration was granted by the Court.  The arbitration is currently entering the discovery phase and the Company expects the matter to be concluded by the Fall of 2019, although there can be no assurance the proceedings will be completed in this time frame or that the arbitrator will rule in the Company’s favor.

Regulatory Requirements

Because we operate a website on the Internet, we are subject to all laws and regulations pertaining to companies doing business on the Internet. We are also subject to various federal, state and local laws that govern the conduct of our business, including state and local advertising, consumer protection, credit protection, licensing and other labor and employment regulations.

PLAN OF OPERATIONS

Over the next twelve (12) months WeedClub intends to continue to offer and develop customized technology and event solutions for the cannabis industry to network and market.  We will market our online platform and upcoming focused sub-portals via social media, live events, word of mouth, e-mail, industry media and trade publications, and within the WeedClub Platform to existing and future Members.

We also intend to develop internally, or through outsourcing, products and services that can be marketed directly to businesses on the WeedClub Platform.  The Company hopes to build upon and leverage our existing HIPAA-Compliant and secure technology and infrastructure.  WeedClub is currently researching and developing existing technologies and platforms, some of which are already in development, such as our Blockchain Compliance Platform.  WeedClub has several projects that are currently in idea stage that would utilize our current ecosystem.  Our plan is to further develop, implement, market and sell these services in the next twelve (12) months, given sufficient capital.

It is anticipated that additional engineering may be required, as well as additional employees, particularly software programmers and web developers, in order to complete certain products and services.  We believe that, within the next twelve (12) months, we will need to raise additional capital in order to further develop, implement, market and scale our Blockchain Compliance Platform.

In the next twelve (12) months we will also be looking to grow our business through acquisition, although we have not identified any potential targets at this time.  Given sufficient capital, we believe there will be opportunities to acquire companies that are providing services that make the WeedClub Platform and its Members’ businesses grow faster.

MANAGEMENT

Executive Officers and Directors

Our executive officers and directors are as follows:

Name	Age	Position Held with Westgate

Evan Horowitz	46	President, CEO and Director
Michael Landau	46	CTO and Director
Brian J. Holmes Kevin J. Asher	36 42	Director Interim CFO

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.  There are no agreements with respect to the election of directors.  We have not compensated directors for service on the board of directors or any committee thereof, but directors are entitled to be reimbursed for expenses incurred for attendance at meetings of the board and any committee thereof.  However, directors may defer their expenses and/or take payment in shares of our common stock.  As of the date hereof, no director has accrued any expenses or compensation.  Officers are appointed annually by the board of directors and each executive officer serves at the discretion of the board.  We do not have any standing committees.

No director, officer, affiliate or promoter of our Company has, within the past five years, filed any bankruptcy petition, been convicted in or been the subject of any pending criminal proceedings, or is any such person the subject or any order, judgment, or decree involving the violation of any state or federal securities laws.

Our outside directors currently devote only such time to Company affairs as needed.  The time devoted could amount to as little as 10% of the time they devote to their own business affairs, or if business conditions ultimately warrant, they could possibly elect to devote their full time to our business.  Our other two Directors are currently the sole employees of the Company and devote a substantial portion of their time to the business.  Presently, there are no other persons whose activities are material to our operations.

There is no arrangement, agreement or understanding between management and non-management stockholders under which non-management stockholders may directly or indirectly participate in or influence the management of our affairs.  Present management openly accepts and appreciates any input or suggestions from stockholders.  However, the board of directors is elected by the stockholders and the stockholders have the ultimate say in who represents them on the board.  There are no agreements or understandings for any officer or director to resign at the request of another person and none of the current offers or directors of are acting on behalf of, or will act at the direction of any other person.

The business experience of each of the persons listed above during the past five years is as follows:

Evan Horowitz.  Mr. Horowitz became a director, President and CEO of the Company on January 24, 2019. Mr. Horowitz has held the position of CEO/President of Farmhouse Inc. since its inception in January of 2014. His primary responsibilities include management and execution of the Farmhouse’s Business Development, Market Strategies, Social Media and Brand Development.  In addition Mr. Horowitz acts as host for Farmhouse live industry events held at our San Francisco based corporate offices. Prior to co-founding Farmhouse, Mr. Horowitz was Co-Founder/CEO of multiple technology businesses primarily in the Affiliate Networking/Advertising and Domaining channels.  Mr. Horowitz was responsible for all aspects of the business including finance, partnerships, marketing, events, and advertising programs. As co-inventor on two prior-issued and subsequently monetized technology patents, Mr. Horowitz has firsthand intellectual property expertise related to Branding, Marketing, Startups, Defense and Growth. Mr. Horowitz has significant investment experience and has advised several businesses in the fields of health, technology, accessories and wellness. His responsibilities included business valuations, performance improvement advice, along with strategic introductions. Mr. Horowitz attended The University of California, Berkeley from 1990-1995 and studied Mass Communications.

Michael Landau.  Mr. Landau became a director and CTO of the Company on January 24, 2019. Mr. Landau has held the position of CTO of Farmhouse Inc. since its inception in January 2014, and is responsible for the online operations and development of its technology platforms.  Prior to starting Farmhouse, Mr. Landau was co-founder and CTO of a successful affiliate marketing company, mobile development company and domain name marketplace. Mr. Landau studied Computer Science and Economics at the University of California, Berkeley, and has a J.D. from Hastings College of the Law. He has more than 20-years of experience developing Web and Mobile Applications, and is a member of the California Bar Association.

Brian J. Holmes.  Mr. Holmes became a director of the Company on January 24, 2019. Mr. Holmes has been the General Partner of First Ascent Associates, an early stage venture capital firm based in San Francisco, California (June 2014 – January 2019).  In this role he is responsible for reviewing business plans and performing financial analysis to identify the firm’s portfolio investments. He is also responsible for negotiating investment terms and executing the firm’s portfolio strategy.  Mr. Holmes advises First Ascent Associates portfolio companies on fundraising, growth, recruiting and acquisitions. As an advisor, he’s assisted companies with successfully raising Series A and B financing. Upon securing financing, he’s mentored companies on expanding their business nationally.

Kevin J. Asher.  Mr. Asher became the Interim CFO of the Company on January 24, 2019. He is responsible for assisting the Company in the preparation and execution of its financial audits as well as its public market reporting requirements. Mr. Asher has an extensive background in public company accounting and SEC reporting. He was Chief Financial Officer of Calibrus, Inc., a publicly traded OTC Bulletin Board Company that specialized in Third Party Verification services, primarily in the insurance and telecom space.  In addition to his position at Calibrus, Mr. Asher has assisted a number of other publicly reporting companies over the past 15 years. Prior to joining Calibrus, Mr. Asher was a director of MCA Financial Group Ltd. of Phoenix, Arizona, which provides advisory services to businesses, financial institutions and investor groups in the areas of financial restructuring, mergers and acquisitions, business oversight, and corporate and capital formation. His responsibilities included representation of debtors and creditors in the areas of business turnarounds, financial restructuring, chapter 11 business reorganizations, divestitures, mergers and acquisitions, business valuations, financial management and performance improvement. He advised clients in a variety of industries including aviation, aerospace and defense, retail, homebuilding, construction and manufacturing.

Prior to his position at MCA Financial, Mr. Asher worked in the public accounting industry, primarily as an audit manager. Mr. Asher has a Bachelor of Science degree in accountancy from Northern Arizona University at Flagstaff, Arizona.

Code of Ethics

We currently do not have a code of ethics. During the current fiscal year, we intend to adopt a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions

Executive Compensation

We have not had a bonus, profit sharing, or deferred compensation plan for the benefit of employees, officers or directors. We have not paid any salaries or other compensation to officers, directors or employees for the fiscal years ended December 31, 2017 and 2018. Further, we have not entered into an employment agreement with any of our officers, directors or any other persons and no such agreements are anticipated in the immediate future. We expect that directors will defer any compensation until such time as an acquisition or merger can be accomplished and will strive to have the business opportunity provide their remuneration. As of the date hereof, no person has accrued any compensation.

Certain Relationships and Related Transactions

There have been no material transactions during the past two fiscal years between our Company and any officer, director, nominee for election as director, or any stockholder owning greater than five percent (5%) of our outstanding shares, nor any member of the above referenced individuals' immediate families.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The following information should be read in conjunction with the financial statements and notes thereto appearing as exhibits to this report or incorporated by reference.

Ongoing operating expenses, including the preparation and filing of this and other requisite reports with the SEC, have historically been paid for by advances from stockholders. To maintain corporate viability, we believe future funds for operations may have to come from loans from officers, directors or stockholders. There is also a possibility that we could raise funds from private sales of securities, either debt or equity.  However, there is no assurance that we will be able to realize such funds on terms favorable to the Company, or at all.

Results of Operations

For the three months ended September 30, 2018 compared to the three months ended

September 30, 2017.

During the three-month period ended September 30, 2018 (“third quarter”), we incurred a net loss of $15,330 compared to a $6,415 net loss during the comparable 2017 third quarter. This $8,915 increase in net loss is primarily attributed an increase in professional fees during the third quarter of 2018, associated with the change of control of the Company. Also, interest expenses decreased from $3,409 in the third quarter of 2017 to $2,338 in the third quarter of 2018, due to the decrease in the outstanding loan balance from stockholders during the 2018 third quarter.

For the nine months ended September 30, 2018 compared to the nine months ended September 30, 2017.

During the nine-month period ended September 30, 2018 (“first nine months”), we incurred a net loss of $42,080 compared to a $24,088 loss during the comparable first nine months of 2017.  This increased net loss was also due primarily to a $17,508 increase in general and administrative expenses, from $17,508 for the first nine months of 2017 to $31,412 for the first nine months of 2018, reflecting the increase in professional and accounting expenses associated with reporting requirements and the change in control of the Company. Contributing to the increased net loss was the increase in interest expense from $10,184 for the first nine months of 2017 to $10,668 for the first nine months of 2018, attributed to interest on increased loans from stockholders for the nine month period.

Liquidity and Capital Resources

At September 30, 2018, we had total assets consisting solely of cash of $524, compared to cash of $379 at December 31, 2017.  This increase is due to advances from stockholders used to pay ongoing operating expenses during the first nine months of 2018. Company funds have historically been derived from stockholder loans.

At September 30, 2018, we had total current liabilities of $9,107, compared to current liabilities of $248,631 at December 31, 2017. This decrease is primarily attributed the decrease in note payable – related party from $163,134 at December 31, 2017 to $8,703 at September 30, 2018, due to settlement of certain debts owed to a related party with issuance of common stock associated with the change of control of the Company. Accrued interest – related party decreased from $82,467 at December 31, 2018 to $0 at September 30, 2018, also due to the settlement of debt with issuance of common stock. Accounts payable decreased $2,626 to $404 at September 30, 2018, compared to $3,030 at December 31, 2017, reflecting payment of most accounts payable. Expenses incurred during the first nine months of 2018 have been paid by stockholder advances.

We anticipate ongoing expenses through the end of 2018 will continue to be paid by stockholder loans until we realize revenues from operations. In the interim, unless we find an acceptable source of outside funding we will continue to rely on stockholder financing. Until we realize revenue from operations, it is likely that the only other source of funding will be through the private sale of securities, either equity or debt.

At September 30, 2018, we had a stockholders’ deficit of $8,583 compared to a stockholders' deficit of $248,252 at December 31, 2017.  This decrease in stockholders' deficit is primarily attributed to the settlement of debt related to notes payable-related party and accrued interest with the issuance of common stock.

Management has concluded that we need to raise additional funds to carry on general corporate operations through the end of 2018 and into 2019. It is likely that these funds will have to come from additional loans from stockholders. There can be no assurance that stockholders will continue indefinitely to provide additional funds or continue to pay our expenses. In the future, we may need to raise substantial additional funds to be able to advance our business plan. Management believes the most likely source of these funds will be the sale of securities. We may not be successful in our efforts to obtain equity financing to carry out our business plan and there is doubt regarding our ability to complete our planned exploration program.

For the year ended December 31, 2017 compared to the year ended December 31, 2016.

Results of Operations

For the year ended December 31, 2017, our net loss decreased to $26,755 compared to a loss of $42,757 for the year ended December 31, 2016. For 2017, total expenses were $11,547 compared to $28,574 in 2016, primarily attributed to a decrease in professional fees for accounting and legal expenses from $19,345 in 2016 to $5,467 in 2017. During 2017, general and administrative expenses decreased to $6,080 compared to $9,229 in 2016, primarily due to their own mining claim maintenance. Also, in 2017, interest expense increased to $15,730 compared to $14,183 in 2016, due to the increase in notes payable to related parties and accompanying increase in accrued interest. From inception through December 31, 2017, we have recorded a cumulative net loss of $26,755.

Liquidity and Capital Resources

Ongoing operating expenses incurred during 2017 and 2016 have been paid for by advances and loans from a stockholder. At December 31, 2017, we had total assets consisting of cash of $379 compared to cash of $139 at December 31, 2016. At December 31, 2017, we had current liabilities of $248,631 compared to $227,636 at December 31, 2016. The increase in liabilities at December 31, 2017 is primarily attributed to the $11,160 increase in note payable - related party, from $151,974 at December 31, 2016 to $163,134 at December 31, 2017, due to new loans from stockholders. The increase is also attributed to the $15,730 increase in accrued interest – related party, from $66,737 at December 31, 2016 to $82,467 at December 31, 2017, which reflects interest on the increase in related party note payable. At December 31, 2017, accounts payable decreased $5,895 to $3,030 from $8,925 at December 31, 2016.

Total stockholders’ deficit at December 31, 2017 was $248,252 compared to a deficit of $227,497 at December 31, 2016. Because of the Company’s limited cash reserves, we believe we must continue to rely on stockholders to pay expenses until we can successfully find a source of outside funding or that our operations begin to generate revenues.

In the opinion of management, inflation has not and will not have a material effect on our operations until such time as we successfully complete an acquisition or merger.  At that time, management will evaluate the possible effects of inflation related to our business and operations following a successful acquisition or merger.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had nor is not expected to have a material impact on the Company’s financial position or statements.

Off-Balance Sheet Arrangements

We have no off-balance sheet arrangements that have, or are reasonably likely to have, a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to stockholders.

Critical Accounting Policies

JOBS Act

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act (“JOBS Act”) and, as such, will be subject to reduced public company reporting requirements.

The JOBS Act provides that, so long as a company qualifies as an “emerging growth company,” it will, among other things:

●

be exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that its independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting;

●

be exempt from the “say on pay” and “say on golden parachute” advisory vote requirements of the Dodd-Frank Wall Street Reform and Customer Protection Act (the “Dodd-Frank Act”), and certain disclosure requirements of the Dodd-Frank Act relating to compensation of its chief executive officer and be permitted to omit the detailed compensation discussion and analysis from proxy statements and reports filed under the Securities Exchange Act of 1934; and

●

instead provide a reduced level of disclosure concerning executive compensation and be exempt from any rules that may be adopted by the Public Company Accounting Oversight Board requiring mandatory audit firm rotations or a supplement to the auditor’s report on the financial statements.

It should be noted that notwithstanding our status as an emerging growth company, we would be eligible for these exemptions as a result of our status as a “smaller reporting company” as defined by the Securities Exchange Act of 1934.

Section 107 of the JOBS Act provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have irrevocably elected not to take advantage of the benefits of this extended transition period and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

The JOBS Act reduces certain disclosure requirements for “emerging growth companies,” thereby decreasing related regulatory compliance costs. We presently qualify as an emerging growth company and may continue to qualify as an “emerging growth company” for up to five years. However, we would cease to qualify as an emerging growth company if:

Ï

we have annual gross revenues of $1.0 billion or more in a fiscal year;

Ï

we have, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

Ï

we become a “large accelerated filer”, defined by the SEC as a company with a world-wide public float of its common equity of $700 million or more.

Upon the occurrence of any of the above, we would not be able to take advantage of the reduced regulatory requirements and any associated cost savings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, to the best of our knowledge, as of February 1, 2019, with respect to (i) each person known by us to own beneficially more than 5% of the outstanding common stock, (ii) each director and executive officer, and (iii) all directors and officers as a group.

For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has a right to acquire beneficial ownership at any time within 60 days after the effective time of the merger.  “Voting power” is the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.  The number of shares outstanding is 14,648,095

.  Unless otherwise indicated, the address of each person below will be c/o  WeedClub Inc., 1355 Market Street, Suite 488, San Francisco, CA 94103.

Name and Address

Amount and Nature of

  Percent

of Beneficial Owner

 Beneficial Ownership

 of Class(1)

     Directors and Officers

Evan Horowitz

3,539,272

24.16%

Brian J. Holmes

193,600

1.32%

Michael Landau

3,539,272

24.16%

Kevin J. Asher

25,000

0.17%

      5% Stockholders

G. Reed Petersen

980,000

6.69%

   3625 Cove Point Drive

   Salt Lake City, UT 84109

Jeff Holmes

1,776,076

12.12%

All directors and officers

   as a group (4 persons)

7,297,144

49.81%

 Note:

Unless otherwise indicated, we have been advised that each person above has sole voting power over the shares indicated above.

(1)

Based upon 14,648,095 shares of common stock outstanding on February 1, 2019.

DESCRIPTION OF SECURITIES

Common Stock

We have authorized 200 million shares of common stock, par value $0.00001 per share. As of the date of this report, there are 14,648,095 shares issued and outstanding.  All shares of common stock have equal rights and privileges with respect to voting, liquidation and dividend rights.  Each share of common stock entitles the holder thereof:

●

to one non-cumulative vote for each share held of record on all matters submitted to a vote of the stockholders;

●

to participate equally and to receive any and all such dividends as may be declared by the board of directors; and

●

to participate pro rata in any distribution of assets available for distribution upon liquidation.

Holders of our common stock have no preemptive rights to acquire additional shares of common stock or any other securities.  Our common stock is not subject to redemption and carries no subscription or conversion rights.

MARKET PRICE OF, AND DIVIDENDS ON, OUR COMMON EQUITY

AND OTHER STOCKHOLDER MATTERS

There is currently no public trading market for our common stock.  We intend to contact a broker-dealer to make an initial application to FINRA to have our shares quoted on the OTCQB or other comparable trading medium.  The application will consist of current corporate information, financial statements and other documents as required by Rule 15c2-11 of the Securities Exchange Act of 1934.  As of the date hereof, there are approximately 100 stockholders of record of our common stock.

Inclusion on the OTCQB will permit price quotations for our shares to be published by that service. Although we intend to request that an application to the OTCQB be submitted, we do not anticipate a public trading market in our shares in the immediate future. Any future secondary trading of our shares may be subject to certain state imposed restrictions.  Except for the application to the OTCQB, there are no plans, proposals, arrangements or understandings with any person concerning the development of a trading market in any of our securities. There can be no assurance that our shares will be accepted for trading on the OTCQB or any other recognized trading market. Also, there can be no assurance that a public trading market will develop following acceptance by the OTCQB or at any other time in the future or, that if such a market does develop, that it can be sustained.

The ability of individual stockholders to trade their shares in a particular state may be subject to various rules and regulations of that state. A number of states require that an issuer's securities be registered in their state or appropriately exempted from registration before the securities are permitted to trade in that state. Presently, we have no plans to register our securities in any particular state.

Penny Stock Rule

It is unlikely that our securities will be listed on any national or regional exchange or The NASDAQ Stock Market in the foreseeable future. Therefore, our shares will be subject to the provisions of Section 15(g) and Rule 15g-9 of the Exchange Act, commonly referred to as the "penny stock" rule.  Section 15(g) sets forth certain requirements for broker-dealer transactions in penny stocks and Rule 15g-9(d)(1) incorporates the definition of penny stock as that used in Rule 3a51-1 of the Exchange Act.

The SEC generally defines a penny stock to be any equity security that has a market price less than $5.00 per share, subject to certain exceptions.  Rule 3a51-1 provides that any equity security is a penny stock unless that security is:

●	Registered and traded on a national securities exchange meeting specified criteria set by the SEC;

●	authorized for quotation on the NASDAQ Stock Market;

●	issued by a registered investment company;

●	excluded from the definition based on price (at least $5.00 per share) or the issuer's net tangible assets; or

●	exempted from the definition by the SEC.

Broker-dealers who sell penny stocks to persons other than established customers and accredited investors, are subject to additional sales practice requirements.  An accredited investor is generally defined as a person with assets more than $1,000,000, excluding their principal residence, or annual income exceeding $200,000, or $300,000 together with their spouse.

For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and receive the purchaser's written consent to the transaction prior to the purchase. Additionally, the rules require the delivery by the broker-dealer to the client, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent to clients disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks.

These requirements may be considered cumbersome by broker-dealers and impact the willingness of a broker-dealer to trade and/or make a market in our shares, which could affect the value at which our shares trade. Classification of the shares as penny stocks may affect the ability of stockholders to sell their shares and increases the risk of an investment in our shares.

Rule 144

All WeedClub shares of common stock issued to Farmhouse stockholders pursuant to the Merger Agreement are deemed to be "restricted securities" as defined by Rule 144 under the Securities Act. Rule 144 is the common means for a stockholder to resell restricted securities and for affiliates, to sell their securities, either restricted or non-restricted control shares. On July 20, 2015, we registered with the SEC a total of 501,000 shares (pre-split) of common stock for selling stockholders pursuant to a Form S-1 registration statement. Management is presently contemplating filing a new registration statement under the Securities Act to register additional shares of WeedClub common stock.

Under the Rule 144, as amended, an affiliate of a company filing reports under the Exchange Act who has held their shares for more than six months, may sell in any three-month period a number of shares that does not exceed the greater of:

●	The average weekly trading volume in the common stock, as reported through the automated quotation system of a registered securities association, during the four calendar weeks preceding such sale, or

●	1% of the shares then outstanding.

Sales by affiliates under Rule 144 are also subject to certain requirements as to the manner of sale, filing appropriate notice and the availability of current public information about the issuer.

Sales by affiliates under Rule 144 are also subject to certain requirements as to the manner of sale, filing appropriate notice and the availability of current public information about the issuer.

A non-affiliate stockholder of a reporting company who has held their shares for more than six months, may make unlimited resales under Rule 144, provided only that the issuer has available current public information about itself. After a one-year holding period, a non-affiliate may make unlimited sales with no other requirements or limitations.

An important exception to the availability of the amended Rule 144 is that Rule 144 is not available for either a reporting or non-reporting shell company, unless the company:

●

has ceased to be a shell company;

●

is subject to the Exchange Act reporting obligations;

●

has filed all required Exchange Act reports during the preceding twelve months; and

●

at least one year has elapsed from the time the company filed with the SEC, current Form 10 type information reflecting its status as an entity that is not a shell company.

Because we were previously classified as a “shell” company, stockholders who hold restricted shares are not able to rely on Rule 144 until one year after we ceased to be a shell company and have filed with the SEC adequate information that we are no longer a shell company. On December 17, 2013, we filed a Form 8-K Current Report announcing that we completed the Acquisition Agreement and that we were no longer considered a shell company. The information included in the Form 8-K was intended to be adequate information that would otherwise be included in a registration statement. We are presently filing this Form 8-K with information that would otherwise be included in a registration statement, to report the acquisition of Farmhouse, Inc.

We cannot predict the effect any future sales under Rule 144 may have on the market price of our common stock, if a market for our shares develops, but such sales may have a substantial depressing effect on such market price.

Dividends Policy

We have never declared cash dividends on our common stock, nor do we anticipate paying any dividends on our common stock in the foreseeable future.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (the “NRS”) and our bylaws.  Under the NRS, director immunity from liability to a company or its stockholders for monetary liabilities applies automatically, unless it is specifically limited by a company's articles of incorporation, which is not the case with our articles of incorporation.

Excepted from that immunity are:

(1)

a willful failure to deal fairly with our Company or our stockholders in connection with a matter in which the director has a material conflict of interest;

(2)

a violation of criminal law, unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful;

(3)

a transaction from which the director derived an improper personal profit; and

(4)

willful misconduct.

Our bylaws provide that we will advance all expenses incurred by any director who was, or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding.  This applies to civil, criminal, administrative or investigative proceedings, by reason of the fact that person is, or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request. This advancement of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise. The board of directors may authorize the corporation to indemnify and advance expense to any officer, employee, or agent of the corporation who is not a director to the extent permitted by law.

If a claim for indemnification against such liabilities, other than payment by us of expenses incurred or paid by one of our directors, officers, or controlling persons in the successful defense of any action, suit or proceeding, is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Securities Act, and we will be governed by the final adjudication of such issue.

Section 3 – Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities.

On February 1, 2019, the Company issued 11,172,019 shares of its authorized, but previously unissued common stock to the stockholders of Farmhouse, Inc., a Washington corporation, in exchange for shares of Farmhouse Common Stock per the terms of the December 12, 2018 Merger Agreement. The shares are valued at par value and represent consideration for the acquisition of Farmhouse. The shares were issued in a private transaction to stockholders of Farmhouse deemed “accredited investors,” pursuant to exemptions from registration provided by Section 4(a)(2) and 4(a)(5) of the Securities Act of 1933.

The principals of Farmhouse have had direct contact with our management and/or possessed adequate information concerning the Company and the requisite level of knowledge and sophistication to evaluate the merits of the Company.  No form of solicitation document was used in the issuance of the securities. The shares of common stock are considered restricted securities and certificates representing the shares must contain a legend restricting further transfer unless the shares are first registered or qualify for an exemption.

Section 5 – Corporate Governance and Management

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 24, 2019, our Board of Directors appointed three new directors, Evan Horowitz, Michael Landau and Brian Holmes. Also, the Board accepted the resignation of G. Reed Petersen, our incumbent director, President, CEO and Secretary, At the time of his resignation, there were no disagreements between Mr. Petersen and the company on any matter relating to the Company's operations, policies or practices. The new Board has appointed Evan Horowitz as President and CEO and Michael Landau as CTO. The directors also appointed Kevin Asher as Interim CFO.

Item 5.06 Change in Shell Company Status

Prior to the acquisition of mineral assets in December 2013, the Company was a considered a “shell company” (as such term defined in Rule 12b-2 under the Exchange Act). Following the acquisition, the Company filed a Form 8-K that included Form 10 registration statement information and was no longer considered a shell company. The Company has retained the assets through the date hereof.  Following the closing of the December 12, 2018 Merger Agreement, the Company will change its operations to those of Farmhouse, Inc. Management anticipates that the Company may need to secure future funding in order to fulfill its intended business plan. There can be no assurance that we will be able to secure necessary funds, or that any future funding will be available on terms favorable to the Company, or at all.

Cautionary Note About Forward-looking Statements

Statements contained in this current report which are not historical facts, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995.  Any “safe harbor under this Act does not apply to a “penny stock” issuer, which definition would include the Company.  Forward-looking statements are based on current expectations and the current economic environment.  We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

10.1(1)

Agreement and Plan of Merger

99.1(2)

Financial statements for Westgate Acquisitions Corporation for fiscal years ended December 31, 2016 and 2017 included in Form 10-K Annual Report for the year ended December 31, 2017.

99.2(3)

Financial statements for Westgate Acquisitions Corporation for the quarterly periods ended September 30, 2018 and 2017 included in Form 10-Q for the period ended September 30, 2018.

(1)

Included in Form 8-K filed with the SEC on  December 18, 2018.

(2)

Incorporated by reference to the filing of Form 10-K Annual Report on April 13 2018.

(3)

Incorporated by reference to the filing of Form 10-Q Quarterly Report on November 16,  2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westgate Acquisitions Corporation

Date:  February 7, 2019

By:     S/ EVAN HOROWITZ

Evan Horowitz

President